Exhibit 99.1
VIAVI ANNOUNCES FOURTH QUARTER AND FISCAL 2017 RESULTS
Fourth Quarter

•	GAAP and Non-GAAP net revenue of $198.1 million, down $26.0 million or (11.6)% year-over-year

•	GAAP operating margin of 6.1%, up 4,970 bps year-over-year

•	Non-GAAP operating margin of 15.0%, up 150 bps year-over-year

•	GAAP EPS from continuing operations of $0.05, up $0.33 or 117.9% year-over-year

•	Non-GAAP EPS from continuing operations of $0.12, up $0.02 or 20.0% year-over-year
Fiscal 2017

•	GAAP and Non-GAAP net revenue of $811.4 million, down $94.9 million or (10.5)% year-over-year

•	GAAP operating margin of 1.7%, up 1,100 bps year-over-year

•	Non-GAAP operating margin of 13.3%, up 50 bps year-over-year

•	GAAP EPS from continuing operations of $0.70, up $0.92 or 418.2% year-over-year

•	Non-GAAP EPS from continuing operations of $0.40, up $0.02 or 5.3% year-over-year

•	Completed the repurchase of 10.5 million shares of common stock

Milpitas, California, August 15, 2017 — Viavi (NASDAQ: VIAV) today reported results for its fourth fiscal quarter and fiscal year ended July 1, 2017. Amounts presented below are on a continuing operations basis unless otherwise noted.

GAAP net revenue was $198.1 million, with net income of $12.1 million, or $0.05 per share. Prior quarter GAAP net revenue was $196.0 million, with net income of $26.0 million or $0.11 per share. GAAP net revenue for the fourth quarter of fiscal 2016 was $224.1 million, with net loss of $(64.5) million, or $(0.28) per share which included a non-cash goodwill impairment charge of $91.4 million related to our Service Enablement segment (“SE”).

Non-GAAP net revenue was $198.1 million, with net income of $26.9 million, or $0.12 per share. Prior quarter non-GAAP net revenue was $196.0 million, with net income of $21.9 million, or $0.09 per share. Non-GAAP net revenue for the fourth quarter of fiscal 2016 was $224.1 million, with net income of $23.8 million, or $0.10 per share.

“Fiscal year 2017 saw continuous improvement in our year-on-year EPS as we focused on the quality of our revenues and reduced operating expenses, culminating with a strong finish in Q4 net income profitability,” said Oleg Khaykin, Viavi’s President and Chief Executive Officer. “Notable highlights during the year included restructuring our SE segment and positioning our OSP segment for the 3D sensing opportunity.”

Khaykin added, “Looking ahead to fiscal 2018, we will continue to focus on revenue quality improvement and profit diversification, as we manage the cyclical business challenges to our core businesses. We are focusing on stabilizing and reversing the NSE revenue trend, aided by the expected recovery in North American service providers spend and our revamped product strategy. We also expect to realize initial 3D sensing revenue in the first half of fiscal 2018 with a greater ramp in the second half.  The new revenue opportunity is timely and is expected to balance the typical business cyclicality of the anti-counterfeiting products.”

GAAP net revenue for fiscal 2017 was $811.4 million, with net income of $165.3 million, or $0.70 per share. GAAP net revenue for fiscal 2016 was $906.3 million, with net loss of $(50.4) million, or $(0.22) per share which again included a non-cash goodwill impairment charge of $91.4 million related to SE.

Non-GAAP net revenue for fiscal 2017 was $811.4 million, with net income of $94.1 million, or $0.40 per share. Non-GAAP net revenue for fiscal 2016 was $906.3 million, with net income of $90.0 million, or $0.38 per share.

Financial Overview:

The tables below (in millions, except percentage data) provide comparisons of quarterly and annual results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fourth Quarter Ended July 1, 2017

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2017	FY 2017	FY 2016	Q/Q	Y/Y
Net revenue	$198.1	$196.0	$224.1	1.1%	(11.6)%
Gross margin	60.2%	59.7%	60.7%	50 bps	(50) bps
Operating margin	6.1%	(7.8)%	(43.6)%	1,390 bps	4,970 bps

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2017	FY 2017	FY 2016	Q/Q	Y/Y
Net revenue	$198.1	$196.0	$224.1	1.1%	(11.6)%
Adj. Gross margin	62.7%	62.2%	63.3%	50 bps	(60) bps
Adj. Operating margin	15.0%	11.9%	13.5%	310 bps	150 bps

	GAAP and Non-GAAP Net Revenue by Segment
	Q4	% of Net	Q3	Q4	Change
	FY 2017	revenue	FY 2017	FY 2016	Q/Q	Y/Y
Network Enablement	$105.0	53.0%	$103.4	$127.5	1.5%	(17.6)%
Service Enablement	29.5	14.9%	28.7	33.6	2.8%	(12.2)%
Optical Security and Performance Products	63.6	32.1%	63.9	63.0	(0.5)%	1.0%
Total	$198.1	100.0%	$196.0	$224.1	1.1%	(11.6)%

Fiscal Year Ended July 1, 2017

	GAAP Results
	FY 2017	FY 2016	Change Y/Y
Net revenue	811.4	906.3	(10.5)%
Gross margin	59.9%	60.7%	(80) bps
Operating margin	1.7%	(9.3)%	1,100 bps

	Non-GAAP Results
	FY 2017	FY 2016	Change Y/Y
Net revenue	811.4	906.3	(10.5)%
Adj. Gross margin	62.4%	63.1%	(70) bps
Adj. Operating margin	13.3%	12.8%	50 bps

	Non-GAAP Net Revenue by Segment
	FY 2017	% of Net revenue	FY 2016	Change Y/Y
Network Enablement	$444.0	54.7%	$504.6	(12.0)%
Service Enablement	135.2	16.7%	153.6	(12.0)%
Optical Security and Performance Products	232.2	28.6%	248.1	(6.4)%
Total	$811.4	100.0%	$906.3	(10.5)%

•
Americas, Asia-Pacific and EMEA customers represented 45.4%, 20.6% and 34.0%, respectively, of total net revenue for the quarter ended July 1, 2017. Americas, Asia-Pacific and EMEA customers represented 46.7%, 21.3% and 32.0%, respectively, of total net revenue for the year ended July 1, 2017.

•
As of July 1, 2017, the Company held $1,447.8 million in total cash and investments. As of July 1, 2017, the Company also had $1,070 million aggregate principal amount of Senior Convertible Notes with a net carrying value of $931.4 million classified as long-term debt.

•
During the fiscal quarter and year ended July 1, 2017 the Company sold 0.4 million and 7.2 million shares, respectively, of the 11.7 million shares of Lumentum common stock retained as part of the spin-off of Lumentum. The Company generated net proceeds from these sales of $19.7 million and $265.1 million, respectively. As of July 1, 2017, the Company had sold all of its ownership of Lumentum shares.

•	During the fiscal quarter and year ended July 1, 2017, the Company generated $33.8 million and $80.0 million of cash from operations, respectively.

•
The Company adjusted its historical Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and reportable segment information to reflect the spin-off of the Lumentum business (formerly the Company’s communications and commercial optical products business segment and WaveReady product line) on August 1, 2015. The Lumentum business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP Condensed Consolidated Statement of Operations and reportable segment information.

•
Subsequent to fiscal 2017, on August 9, 2017, the Company acquired Trilithic, Inc. (“Trilithic”), a privately-held provider of electronic test and measurement equipment for telecommunications service providers, which will be part of the NE business segment. The Company expects the acquisition to be accretive to earnings on a non-GAAP basis in fiscal 2018.

Business Outlook for the First Quarter of Fiscal 2018

For the first quarter of fiscal 2018 ending September 30, 2017, the Company expects non-GAAP net revenue to be between $173 million to $193 million and non-GAAP earnings per share to be $0.06 to $0.09. With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including gain or loss on debt extinguishment and certain charges arising from acquisition and integration. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on August 15, 2017 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About Viavi Solutions

Viavi (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions to communications service providers, enterprises and their ecosystems, supported by a worldwide channel community including Viavi Velocity Solution Partners. We deliver end-to-end visibility across physical, virtual and hybrid networks, enabling customers to optimize connectivity, quality of experience and profitability. Viavi is also a leader in high performance thin film optical coatings, providing light management solutions to anti-counterfeiting, consumer electronics, automotive, defense and instrumentation markets. Learn more about Viavi at www.viavisolutions.com. Follow us on Viavi Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plan announced in January 2017 that have caused and may cause short-term disruptions; (h) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (i) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
Net revenue	$198.1	$224.1	$811.4	$906.3
Cost of revenues	75.7	83.7	311.1	339.3
Amortization of acquired technologies	3.2	4.3	14.3	17.3
Gross profit	119.2	136.1	486.0	549.7
Operating expenses:
Research and development	30.2	40.4	136.3	166.4
Selling, general and administrative	72.0	89.8	300.5	351.1
Impairment of goodwill	—	91.4	—	91.4
Amortization of other intangibles	3.6	3.5	14.0	14.6
Restructuring and related charges	1.4	8.8	21.6	10.5
Total operating expenses	107.2	233.9	472.4	634.0
Income (loss) from operations	12.0	(97.8)	13.6	(84.3)
Interest and other income (expense), net	3.0	1.1	13.1	2.5
Gain on sale of investments	16.5	31.8	203.1	71.6
Interest expense	(13.9)	(9.0)	(43.2)	(35.7)
Income (loss) from continuing operations before taxes	17.6	(73.9)	186.6	(45.9)
Provision for (benefit from) income taxes	5.5	(9.4)	21.3	4.5
Income (loss) from continuing operations, net of taxes	12.1	(64.5)	165.3	(50.4)
Income (loss) from discontinued operations, net of taxes	1.6	(3.4)	1.6	(48.8)
Net income (loss)	$13.7	$(67.9)	$166.9	$(99.2)

Net income (loss) per share from - basic:
Continuing operations	$0.05	$(0.28)	$0.72	$(0.22)
Discontinued operations	0.01	(0.01)	0.01	(0.20)
Net income (loss)	$0.06	$(0.29)	$0.73	$(0.42)

Net income (loss) per share from - diluted:
Continuing operations	$0.05	$(0.28)	$0.70	$(0.22)
Discontinued operations	0.01	(0.01)	0.01	(0.20)
Net income (loss)	$0.06	$(0.29)	$0.71	$(0.42)

Shares used in per share calculation - basic	227.3	232.7	229.9	234.0
Shares used in per-share calculation - diluted	232.5	232.7	234.5	234.0

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	July 1, 2017	July 2, 2016
ASSETS
Current assets:
Cash and cash equivalents	$1,004.4	$482.9
Short-term investments	432.2	484.7
Restricted cash	11.2	12.2
Accounts receivable, net	120.4	148.4
Inventories, net	48.0	51.4
Prepayments and other current assets	50.8	32.1
Total current assets	1,667.0	1,211.7
Property, plant and equipment, net	136.9	133.0
Goodwill	151.6	152.1
Intangibles, net	31.1	59.9
Deferred income taxes	109.5	108.8
Other non-current assets	14.4	12.6
Total assets	$2,110.5	$1,678.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32.6	$47.0
Accrued payroll and related expenses	43.8	44.9
Deferred revenue	60.2	78.6
Accrued expenses	30.8	24.9
Other current liabilities	61.4	31.0
Total current liabilities	228.8	226.4
Long-term debt	931.4	583.3
Other non-current liabilities	163.9	179.1
Total stockholders’ equity	786.4	689.3
Total liabilities and stockholders’ equity	$2,110.5	$1,678.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended July 1, 2017
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$105.0	$29.5	$134.5	$63.6	$198.1	$—	$198.1

Gross profit	66.8	20.1	86.9	37.3	124.2	(5.0)	119.2
Gross margin	63.6%	68.1%	64.6%	58.6%	62.7%		60.2%

Operating income			1.6	28.2	29.8	(17.8)	12.0
Operating margin			1.2%	44.3%	15.0%		6.1%

	Three Months Ended July 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$127.5	$33.6	$161.1	$63.0	$224.1	$—	$224.1

Gross profit	82.7	21.7	104.4	37.4	141.8	(5.7)	136.1
Gross margin	64.9%	64.6%	64.8%	59.4%	63.3%		60.7%

Operating income (loss)			2.4	27.8	30.2	(128.0)	(97.8)
Operating margin			1.5%	44.1%	13.5%		(43.6)%

	Three Months Ended
	July 1, 2017	July 2, 2016
Corporate reconciling items impacting gross profit:
Total segment gross profit	$124.2	$141.8
Stock-based compensation	(0.9)	(1.1)
Amortization of intangibles	(3.2)	(4.3)
Other charges unrelated to core operating performance (1)	(0.9)	(0.3)
GAAP gross profit	$119.2	$136.1

Corporate reconciling items impacting operating income:
Total segment operating income	$29.8	$30.2
Stock-based compensation	(7.3)	(8.4)
Amortization of intangibles	(6.8)	(7.8)
Impairment of goodwill	—	(91.4)
Other charges unrelated to core operating performance (1)	(2.3)	(11.6)
Restructuring and related charges	(1.4)	(8.8)
GAAP operating income (loss) from continuing operations	$12.0	$(97.8)

(1)
During the three months ended July 1, 2017 and July 2, 2016, other charges unrelated to core operating performance primarily consisted of loss on disposal of long-lived assets, Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation, transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, during the three months ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge related to a court decision impacting our U.K. pension obligation.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Year Ended July 1, 2017
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$444.0	$135.2	$579.2	$232.2	$811.4	$—	$811.4

Gross profit	286.3	86.2	372.5	133.8	506.3	(20.3)	486.0
Gross margin	64.5%	63.8%	64.3%	57.6%	62.4%		59.9%

Operating income			7.3	100.3	107.6	(94.0)	13.6
Operating margin			1.3%	43.2%	13.3%		1.7%

	Year Ended July 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$504.6	$153.6	$658.2	$248.1	$906.3	$—	$906.3

Gross profit	329.7	99.4	429.1	143.1	572.2	(22.5)	549.7
Gross margin	65.3%	64.7%	65.2%	57.7%	63.1%		60.7%

Operating income (loss)			12.7	102.9	115.6	(199.9)	(84.3)
Operating margin			1.9%	41.5%	12.8%		(9.3)%

	Years Ended
	July 1, 2017	July 2, 2016
Corporate reconciling items impacting gross profit:
Total segment gross profit	$506.3	$572.2
Stock-based compensation	(3.6)	(4.8)
Amortization of intangibles	(14.3)	(17.3)
Other charges unrelated to core operating performance (1)	(2.4)	(0.4)
GAAP gross profit	$486.0	$549.7

Corporate reconciling items impacting operating income:
Total segment operating income	$107.6	$115.6
Stock-based compensation	(33.2)	(42.4)
Amortization of intangibles	(28.3)	(31.9)
Impairment of goodwill	—	(91.4)
Other charges unrelated to core operating performance (1)	(10.9)	(23.7)
Restructuring and related charges	(21.6)	(10.5)
GAAP operating income (loss) from continuing operations	$13.6	$(84.3)

(1)
During the fiscal year ended July 1, 2017 and July 2, 2016, other charges unrelated to core operating performance primarily consisted of loss on disposal of long-lived assets, Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, the insourcing or outsourcing of activities. Additionally, during the fiscal year ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge related to a court decision impacting our U.K. pension obligation and $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance as the Company is no longer active in its discontinued operations.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other charges unrelated to our core operating performance comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities and severance related costs related to the exit of key executives, and (vi) impairment charges resulting from a write-down or write-off of the carrying value of intangible assets assessed in accordance with the authoritative guidance. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Impairment of goodwill: The Company incurred cost related to the impairment of goodwill in accordance with the authoritative guidance included in its GAAP presentation of operating expense. These adjustments typically occur when the financial performance of the business utilizing the affected assets falls below certain thresholds. Accordingly, the related asset’s value impairments are infrequent and generally unpredictable. The Company believes that eliminating this item, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA, is useful to investors. We believe this non-GAAP adjustment will assist investors to compare current versus past performance. The Company's historical adjustments to the carrying value of certain of its assets under authoritative guidance, as well as the methodology used by the Company in assessing the same, are more particularly described in its quarterly reports on Form 10-Q and annual reports on Form 10-K.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company incurred a loss in connection with repurchasing certain of its 0.625% Senior Convertible Notes which was recorded in interest and other income (expense), net in compliance with the authoritative guidance. The Company eliminates these items in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit and other significant one-time events, such as the spin-off of Lumentum. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, impairment of goodwill, restructuring and related charges (benefits), and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures from continuing operations to non-GAAP measures:

	Three Months Ended				Years Ended
	July 1, 2017		July 2, 2016		July 1, 2017		July 2, 2016
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures from continuing operations	$12.1	$0.05	$(64.5)	$(0.28)	$165.3	$0.70	$(50.4)	$(0.22)
Items reconciling GAAP net income (loss) and EPS from continuing operations to non-GAAP net income and EPS:

Related to cost of revenues:
Stock-based compensation	0.9	—	1.1	—	3.6	0.02	4.8	0.02
Other charges unrelated to core operating performance (1)	0.9	—	0.3	—	2.4	0.01	0.4	—
Amortization of acquired technologies	3.2	0.01	4.3	0.02	14.3	0.06	17.3	0.07
Total related to gross profit	5.0	0.02	5.7	0.02	20.3	0.09	22.5	0.09

Related to operating expenses:
Research and development:
Stock-based compensation	1.1	—	1.7	0.01	5.7	0.02	8.4	0.04
Other charges unrelated to core operating performance (1)	0.3	—	0.8	—	3.4	0.01	3.7	0.02
Selling, general and administrative:
Stock-based compensation	5.3	0.02	5.6	0.02	23.9	0.10	29.2	0.12
Other charges unrelated to core operating performance (1)	1.1	—	10.5	0.04	5.1	0.02	19.6	0.08
Impairment of goodwill (2)	—	—	91.4	0.39	—	—	91.4	0.39
Amortization of other intangibles	3.6	0.02	3.5	0.01	14.0	0.06	14.6	0.06
Restructuring and related charges	1.4	0.01	8.8	0.04	21.6	0.09	10.5	0.04
Total related to operating expenses	12.8	0.06	122.3	0.52	73.7	0.31	177.4	0.75

Gain on sale of investments (3)	(16.5)	(0.07)	(31.8)	(0.13)	(203.1)	(0.87)	(71.6)	(0.30)
Non-cash interest expense and other expense	11.4	0.05	6.7	0.03	33.3	0.14	26.6	0.11
Income taxes	2.1	0.01	(14.6)	(0.06)	4.6	0.02	(14.5)	(0.06)
Total related to net income (loss) and EPS	14.8	0.06	88.3	0.37	(71.2)	(0.30)	140.4	0.59
Non-GAAP measures from continuing operations	$26.9	$0.12	$23.8	$0.10	$94.1	$0.40	$90.0	$0.38

Shares used in per share calculation for Non-GAAP EPS		232.5		236.5		234.5		237.3
Note: Certain totals may not add due to rounding

(1)
During the fiscal year ended July 1, 2017 and July 2, 2016, other charges unrelated to core operating performance primarily consisted of loss on disposal of long-lived assets, Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, the insourcing or outsourcing of activities. Additionally, during the fiscal year ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge related to a court decision impacting our U.K. pension obligation and $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

(2)
During the fiscal quarter and year ending July 2, 2016, the Company recorded a $91.4 million goodwill impairment charge related to our Service Enablement segment as a result of the annual impairment test required under U.S. GAAP. This is a non-cash charge and has no direct effect on the Company’s current cash balance or operating cash flows.

(3)
During the fiscal quarter and year ended July 1, 2017, the Company sold 0.4 million shares and 7.2 million shares, respectively, of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $16.5M and $203.0M on the sale, respectively. During the fiscal quarter and year ended July 2, 2016, the Company sold 2.0 million shares and 4.5 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $31.8 million and $71.5 million on the sale, respectively.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
GAAP measures from continuing operations	$12.1	$(64.5)	$165.3	$(50.4)
Interest and other income (expense), net	(3.0)	(1.1)	(13.1)	(2.5)
Gain on sale of investments (1)	(16.5)	(31.8)	(203.1)	(71.6)
Interest expense	13.9	9.0	43.2	35.7
Income taxes	5.5	(9.4)	21.3	4.5
Depreciation	7.2	8.3	29.4	34.4
Amortization	6.8	7.8	28.3	31.9
EBITDA from continuing operations	26.0	(81.7)	71.3	(18.0)
Costs related to restructuring and related charges	1.4	8.8	21.6	10.5
Costs related to stock-based compensation	7.3	8.4	33.2	42.4
Impairment of goodwill (2)	—	91.4	—	91.4
Other charges unrelated to core operating performance (3)	2.3	11.6	10.9	23.7
Adjusted EBITDA from continuing operations	$37.0	$38.5	$137.0	$150.0

(1)
During the fiscal quarter and year ended July 1, 2017, the Company sold 0.4 million shares and 7.2 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $16.5M and $203.0M on this sale, respectively. During the fiscal quarter and year ended July 2, 2016, the Company sold 2.0 million shares and 4.5 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $31.8 million and $71.5 million on the sale, respectively.

(2)
During the fiscal quarter and year ending July 2, 2016 , the Company recorded a $91.4 million  goodwill impairment charge related to our SE segment as a result of the annual impairment test required under U.S. GAAP. This is a non-cash charge and has no direct effect on the Company’s current cash balance or operating cash flows.

(3)
During the fiscal year ended July 1, 2017 and July 2, 2016, other charges unrelated to core operating performance primarily consisted of loss on disposal of long-lived assets, Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, the insourcing or outsourcing of activities. Additionally, during the fiscal year ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge related to a court decision impacting our U.K. pension obligation and $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

The preliminary financial schedules are estimated based on our current information.